UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019 (June 27, 2019)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	333-192093	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

923 Incline Way #39, Incline Village, NV 89451
(Address of principal executive offices)

(877) 742-3094
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 27, 2019, Aerkomm Inc., a Nevada corporation (the “Company”), entered into that certain Amendment No. 3 (the “Amendment”) to the underwriting agreement dated May 14, 2018 and amended on August 30, 2018 and November 5, 2018 (the “Underwriting Agreement”) with Boustead Securities, LLC (the “Underwriter”) in connection with the public offering, issuance and sale (the “Offering”) by the Company of the common stock, par value $0.001 per share (the “Common Stock”), of the Company.

Pursuant to the terms of the Amendment, the Company and the Underwriter have agreed that the Underwriter’s appointment shall be extended through November 23, 2019 (the “Offering Period”), which date may be extended for up to an additional 90 days by agreement of the Company and the Underwriter.

The material terms of the Offering are described in the prospectus, dated May 23, 2019 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 23, 2019, pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended to date (File No. 333-222208), initially filed by the Company on December 20, 2017. As indicated in the Prospectus, the Company is offering up to a maximum of 1,411,782 shares of Common Stock, at an offering price of $42.50 per share, or a maximum of $60,000,000, plus up to an additional 211,764 shares if over-subscription option is exercised in full. This $42.50 price to the public has been proportionately adjusted to directly reflect the one-for-five reverse stock split which became effective on January 16, 2019.

Prior to the date hereof, the Company has conducted multiple closings of the Offering selling 1,024,980 shares of Common Stock for gross proceeds to the Company of $43,560,894, and net proceeds, after underwriter commissions and offering expenses, of $39,810,204.

As indicated in the Prospectus, the Company is currently offering through the Underwriter up to a maximum offering amount of $16,439,106 of shares of Common Stock on a best efforts basis at the $42.50 price per share.

An additional closing of the Offering was held on June 27, 2019, pursuant to which the Company issued and sold 152,000 shares of Common Stock for gross proceeds of $6,460,000, before underwriting commissions and offering expenses payable by the Company. Additional closings of the Offering may be held from time to time until the end of the Offering Period.

A copy of the Amendment to the Underwriting Agreement is filed herewith as Exhibit 1.1.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Amendment No. 3 to Underwriting Agreement between Aerkomm Inc. and Boustead Securities, LLC dated June 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2019	AERKOMM INC.

/s/ Y. Tristan Kuo
Name: Y. Tristan Kuo
Title: Chief Financial Officer